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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, the undersigned, being Officers and Directors of Clayton Williams Energy, Inc., a Delaware corporation, do hereby constitute and appoint Clayton W. Williams and L. Paul Latham, or either of them, with full power of substitution, our true and lawful attorneys and agents, to do any and all acts and things in our names in the capacities indicated which Clayton W. Williams and L. Paul Latham, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in connection with a Registration Statement on Form S-8 seeking the registration of 900,000 shares of Common Stock of Clayton Williams Energy, Inc., authorized for issuance pursuant to the 1993 Stock Compensation Plan of Clayton Williams Energy, Inc., including specifically, but not limited to, the power and authority to sign for us, or any of us, in our names in the capacities indicated, and any and all amendments (including post-effective amendments) to such Registration Statement; and we do hereby ratify and confirm all that Clayton W. Williams and L. Paul Latham, or either of them, shall do or cause to be done by virtue hereof.

    This Power of Attorney may be signed in any number of counterparts, all of which shall be taken together as one document.

    IN WITNESS WHEREOF, I have hereunto set my hand as of the 21st day of September, 2000.


  /s/ Clayton W. Williams                     /s/ Robert L. Parker
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Clayton W. Williams                         ROBERT L. PARKER
Chairman of the Board, President and        Director
Chief Executive Officer and Director


  /s/  L. Paul Latham                         /s/ Stanley S. Beard
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L. Paul Latham                              Stanley S. Beard
Executive Vice President, Chief             Director
Operating Officer and Director


  /s/ Mel G. Riggs                            /s/ Jordan R. Smith
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Mel G. Riggs                                Jordan R. Smith
Senior Vice President-Finance,              Director
Secretary, Treasurer, Chief
Financial Officer and Director


  /s/ Jerry F. Groner
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Jerry F. Groner
Vice President-Land and Lease
Administration and Director